Exhibit 99.1

AstroNova Names Interim Chief Financial Officer

Leading Executive Recruiting Firm Retained to Identify Permanent CFO

West Warwick, R.I., August 10, 2017 – AstroNova (NASDAQ: A LOT), a global leader in data visualization technologies, today announced that John P. Jordan, Vice President, Chief Financial Officer and Treasurer, has notified the Company of his intention to resign his position to pursue another professional opportunity. Jordan has agreed to remain in his current position for a transition period, which will include the filing of the company’s 10-Q for the second quarter of FY 2018, to end no later than September 1, 2017. Following Jordan’s departure, Joseph P. O’Connell, AstroNova’s Vice President, Business Development and former Chief Financial Officer, will assume the role of interim Chief Financial Officer and principal accounting officer until Jordan’s permanent replacement is appointed.

The Company has retained a leading executive recruiting firm to undertake a comprehensive search to identify candidates to succeed Jordan on a permanent basis.

“On behalf of the entire company, I want to thank John for his work over the past 12 months and wish him success going forward,” said AstroNova President and Chief Executive Officer Greg Woods. “I am very pleased Joe O’Connell has agreed to serve as interim CFO.”

About AstroNova

AstroNova, Inc. (NASDAQ: ALOT), a global leader in data visualization technologies, designs, manufactures, distributes and services a broad range of products that acquire, store, analyze and present data in multiple formats. The Product Identification segment offers a variety of hardware and software products and associated supplies that allow customers to mark, track and enhance the appearance of their products. The segment’s two business units are QuickLabel®, the industry leader in tabletop digital color label printing and TrojanLabel™, a leader in the light-production color label press and specialty printer markets. The Test and Measurement segment includes the Test & Measurement business unit, which offers a suite of products and services that acquire, record and analyze electronic signal data from local and networked sensors. The segment also includes the Aerospace business unit, which makes printers, networking hardware and related accessories. These products are used in the aircraft flight deck to print flight plans, navigation information and performance data and in the aircraft cabin to print maintenance data, receipts and passenger manifests. AstroNova is a member of the Russell Microcap® Index and the LD Micro Index (INDEXNYSEGIS: LDMICRO). Additional information is available by visiting www.astronovainc.com.

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Forward-Looking Statements

Information included in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but rather reflect our current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those relating to the appointment of Joseph O’Connell as interim CFO, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties, and factors include, but are not limited to, those factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017 and subsequent filings AstroNova makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this news release.